UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2007

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12291	54-1163725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4300 Wilson Boulevard, Suite 1100, Arlington, Virginia	22203
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (703) 522-1315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 19, 2007, The AES Corporation (the “Company”) received a written notice from the NYSE Regulation, Inc. (the “NYSE notice”), stating that the Company is not in compliance with the NYSE’s continuing listing criteria under Section 802.01E of the NYSE Listed Company Manual because it had not timely filed its annual report on Form 10-K for the year ended December 31, 2006.  Under Section 802.01E, the NYSE will monitor the status of the Company’s late filing and related public disclosures for up to a six-month period.  If the Company does not file its annual report within six months from the filing due date, the NYSE may, in its sole discretion, either delist the Company’s securities, which would include the Company’s common stock (NYSE symbol:  AES) as well as the AES Trust III’s Trust Convertible Preferred Securities (NYSE symbol:  AES-PC), or allow the Company’s securities to trade for up to an additional six months depending on the specific circumstances, as outlined in the rule. The Company currently expects to file its annual report before the expiration of this monitoring period.

The Company’s subsidiary, the AES Trust VII (the “Trust VII”), received a written OTCBB delinquency notification from the NASD (the “NASD Notice”) stating that the Trust VII is not in compliance with NASD Rule 6530 because the Company did not timely file its report on Form 10-K for the year ended December 31, 2006 and, therefore, the Trust VII’s Trust Convertible Preferred Securities (OTCCB symbol: AESRO) are subject to delisting from the OTC Bulletin Board after the expiration of a grace period, which ends at the close of business on April 18, 2007.   Although the NASD Notice is dated March 19, 2007, the Company did not receive it until March 29, 2007.  If the annual report is not filed prior to the expiration of the grace period, the NASD Notice indicates that a hearing may be requested to appeal the determination of delinquency on or before April 17, 2007.  If the Company is unable to file its annual report prior to the expiration of the grace period, it intends to request a hearing on behalf of the Trust VII with the expectation that the delisting of the Trust Convertible Preferred Securities from the OTC Bulletin Board would be stayed pending such hearing.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION
(Registrant)

	By:	/s/ Brian A. Miller
Name: Brian A. Miller
Title: General Counsel

Date: April 2, 2007